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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8, Registration No. 333-53562, relating to the Kennametal Inc. 2000 Employee Stock Purchase Plan.


/s/ ARTHUR ANDERSEN LLP
-----------------------
ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
March 29, 2002















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